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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   (Mark One)
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of report December 28, 2000

                         Commission file number 0-25135

                                 REDDING BANCORP
             (Exact name of Registrant as specified in its charter)

          California                                94-2823865
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)

       1951 Churn Creek Road
          Redding, Bancorp                            96002
(Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (530) 224-3333

        Securities registered pursuant to Section 12(b) of the Act: None

           Securities registered pursuant to Section 12(g) of the Act:
                      Common Stock, no par value per share

         Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the
       Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]



       Indicate the number of shares outstanding of each of the issuer's class of common stock, as of the latest practicable date.
                      November 30, 2000: 2,884,181 shares.


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Item 5. Other Events

Press release for the following (article attached):

Redding Bancorp, parent company of Redding Bank of Commerce announces promotion of Michael C. Mayer to President and CEO of Redding Bank of Commerce.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              /s/ Linda J. Miles

                              By: Linda J. Miles
                              Executive Vice President & Chief Financial Officer


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[LOGO]

REDDING BANCORP (RDDB)
COMPANY PRESS RELEASE

                                         FOR INFORMATION CONTACT:
                                         RUSSELL L. DUCLOS, PRESIDENT & CEO
                                         PHONE (530) 224-7326, OR
                                         LINDA J. MILES, CHIEF FINANCIAL OFFICER
                                         PHONE (530) 224-7318
                                         WWW.REDDINGBANKOFCOMMERCE.COM


FOR IMMEDIATE RELEASE:
----------------------

REDDING BANCORP, PARENT COMPANY OF REDDING BANK OF COMMERCE
ANNOUNCES PROMOTION

REDDING, CALIFORNIA, DECEMBER 28, 2000/ PRNEWSWIRE--Robert C. Anderson, Chairman of Redding Bancorp, Parent Company of Redding Bank of Commerce today announced that the Board of Directors has promoted Michael C. Mayer to President and Chief Executive Officer of Redding Bank of Commerce. Mayer has twenty-two years banking experience and has most recently served as the bank's Chief Operating Officer. "Mr. Mayer's experience in community bank management, strong credit background and leadership skills will serve the bank well as it continues into the future", said Mr. Anderson. Mayer commented, "the bank is in great shape and positioned well to continue to grow with the communities we serve." He added, "I am very privileged to work with such an excellent team of talented professionals."

Mayer holds a Bachelor of Science degree from California State University Sacramento and completed studies at the Graduate School of Banking at Colorado.

Mayer has strong ties to northern California and our community. He currently serves as a Board member of the CHW Northstate Governing Board, Mercy Foundation North, Shasta County Economic Development Corporation, Turtle Bay, and Shasta County Methamphetamine Task Force and is a Redding Rotarian. Mike, Sheila and their two children live in Redding.

Russell L. Duclos will continue as President and CEO of Redding Bancorp, the parent company located in Redding, California. Redding Bancorp is a financial services holding company that owns Redding Bank of Commerce, a federally insured California banking corporation, which opened on October 22, 1982. Redding Bank of Commerce has two full service offices in Redding, California and operates a recently expanded full service office doing business as the Roseville Banking Center in Roseville, California.


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